Free Writing Prospectus

Filed Pursuant to Rule 433

Registration Statement No.: 333-130373

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an indication of interest in purchasing such securities, when, as and if issued. Any such indication will not constitute a contractual commitment by you to purchase any of the securities until the offering has been priced and we have advised you of and confirmed the allocation of securities to be made to you. You may withdraw your indication of interest at any time prior to the notice of allocation. The issuer is not obligated to issue such security or any similar security and the underwriter’s obligation to deliver such security is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of such security when, as and if issued by the issuer. You are advised that the terms of the securities, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that securities may not be issued that have the characteristics described in these materials. The underwriter’s obligation to sell such securities to you is conditioned on the mortgage loans and certificates having the characteristics described in these materials. If for any reason the issuer does not deliver such certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and none of the issuer nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. In addition, you may get the prospectus for free by visiting our website at http://www.ubs.com/regulationab. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1 (877) 867-2654.

AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

Any disclaimer appearing at the bottom of the email communication to which this free writing prospectus is attached stating either of the following (or any derivative thereof):

(1) that these materials contain confidential information; or

(2) that the sender does not accept liability relating to the accuracy or completeness of these materials; or

(3) that these materials do not constitute a solicitation or an offer to buy or sell securities in each case, is not applicable to these materials and should be disregarded. Such disclaimers have been automatically generated as a result of these materials having been sent via e-mail or another system such as Bloomberg.

UBS Home Finance

Product Desk Reference All Products

UBS Home Finance Wholesale Mortgage Lending is available to professional mortgage brokers in the

United States of America and is intended for commercial or business to business purposes only.

All mortgage loan products will be offered through UBS AG Tampa Branch dba UBS Home Finance.

All loans are subject to underwriting, credit and property approval. Not all products are available in all states, or for all loan amounts. Other restrictions and limitations may apply.

UBS Home Finance only offers residential mortgage loans within the United States of America.

Equal Opportunity Lender. Equal Housing Lender. The key symbol and UBS are registered and unregistered trademarks of UBS. © 2007 UBS. All rights reserved.

www.ubs.com/homefinance

UBS Home Finance

Contact Information

Processing/Underwriting/Scenarios	(877) 616-8179
Fax	(877) 516-8660
Broker Approval Department	(877) 616-8170
Website Hotline	(877) 616-8194
Prequal/Rate lock online at	www.ubs.com/homefinance
File Submission online at	www.ubs.com/homefinance
or
via Overnight	UBS Home Finance
4500 Cherry Creek Drive South
Suite 200
Denver, CO 80246
Greg Murray, National Sales Manager	(314) 922-9030
Mike Minnis, Regional Sales Manager	(713) 705-4149

www.ubs.com/homefinance

UBS Home Finance

Alt-A/Advantage Program

Full Doc: Alt-A/Advantage Program

Owner Occupied Purchase/Rate-Term

Second Home Cash-Out

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	700	80	80	2,000K	1–4	50	700	700	80	80	2,000K	1	50
680	680	70	70	2,000K	1–4	50	680	680	80	90	1,500K	1	50
680	680	80	90	1,500K	1–4	50	660	660	95	100	1,000K	1	50
700	700	90	90	1,500K	1	50	620	640	80	80	1,000K	1	50
660	660	95	100	1,000K	1–4	50	620	640	95	95	750K	1	50
620	640	95	100	750K	1–4	50	620	640	95	95	500K	1	50
620	640	95	100	500K	1–4	50

Owner Occupied Cash-Out

Non-Owner Occupied Purchase/Rate-Term

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	700	80	80	2,000K	1–4	50	700	700	80	80	2,000K	1–2	45
680	680	70	70	2,000K	1–4	50	680	680	80	90	1,500K	1–2	45
680	680	80	90	1,500K	1–4	50	660	680	95	95	1,000K	1–4	50
660	660	95	100	1,000K	1–4	50	620	640	80	80	1,000K	1–4	50
620	640	90	90	1,000K	1–2	50	620	640	95	95	750K	1–4	50
620	640	95	100	750K	1–4	50	620	640	95	95	500K	1–4	50
620	640	95	100	500K	1–4	50

Second Home Purchase/Rate-Term

Non-Owner Occupied Cash-Out

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	700	80	80	2,000K	1	50	700	700	80	80	2,000K	1–2	45
680	680	80	90	1,500K	1	50	680	680	80	90	1,500K	1–2	45
660	660	95	100	1,000K	1	50	660	680	95	95	1,000K	1–2	50
620	640	90	90	1,000K	1	50	620	640	95	95	750K	1–4	50
620	640	95	95	750K	1	50	620	640	95	95	500K	1–4	50
620	640	95	95	500K	1	50

•

40-year amortization product requires the “I/O Score” in grids; however, I/O feature is not available on 40-year product. 40-year available for fixed-rate loans only, and is not allowed on investment properties.

•

Second homes limited to one unit only.

•

Loan amounts between $1,000,000<=$2,000,000 require reserves of six months PITI.

•

Loan amounts>$2,000,000 require reserves of 12 months PITI.

•

Foreign Nationals restricted to second homes and NOO/Max LTV/CLTV is 80%/80%/one unit/No C/O.

•

Condotels are limited to a max LTV/CLTV of 80%/N/A on Jumbo and Seconds.

•

UBS second mortgage minimum is $15,000, maximum is $300,000.

•

No cash-out limit.

Stated Income/Verified Assets: Alt-A/Advantage Program

Owner Occupied Purchase/Rate-Term

Second Home Cash-Out

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	700	80	80	2,000K	1–2	45	700	700	80	80	2,000K	1	45
680	680	80	80	1,500K	1–2	45	680	680	80	80	1,500K	1	45
660	660	90	100	1,000K	1–2	50	660	660	90	90	1,000K	1	50
620	640	80	80	1,000K	1–2	50	620	640	80	80	1,000K	1	50
620	640	90	100	750K	1–4	50	620	640	90	90	750K	1	50
620	640	95	100	500K	1–4	50	620	640	95	95	500K	1	50

Owner Occupied Cash-Out

Non-Owner Occupied Purchase/Rate-Term

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	700	80	80	2,000K	1–2	45	700	700	70	70	2,000K	1–2	45
680	680	80	80	1,500K	1–2	45	680	680	80	80	1,500K	1–2	45
660	660	90	100	1,000K	1–2	50	660	680	90	90	1,000K	1–4	50
620	640	80	80	1,000K	1–2	50	620	640	80	80	1,000K	1–4	50
620	640	90	100	750K	1–4	50	620	640	90	90	750K	1–4	50
620	640	95	100	500K	1–4	50	620	640	95	95	500K	1–4	50

Second Home Purchase/Rate-Term

Non-Owner Occupied Cash-Out

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	700	80	80	2,000K	1	45	700	700	70	70	2,000K	1–2	45
680	680	80	80	1,500K	1	45	680	680	80	80	1,500K	1–2	45
660	660	95	95	1,000K	1	50	660	680	90	90	1,000K	1–2	50
620	640	80	80	1,000K	1	50	640	660	90	90	750K	1–2	50
640	660	95	95	750K	1	50	640	660	95	95	500K	1–4	50
620	640	95	95	500K	1	50

•

Foreign Nationals N/A.

•

Condotels are limited to a max LTV/CLTV of 80%, N/A on Jumbos and Seconds.

•

40-year amortization product requires the “I/O Score” in grids; however, I/O feature is not available on 40-year product. 40-year available for fixed-rate loans only, and is not allowed on investment properties.

•

UBS second-mortgage minimum is $15,000, maximum is $300,000.

•

Second homes limited to one unit only.

•

Loan amounts between $1,000,000<=$2,000,000 require reserves of six months PITI.

•

Loan amounts>$2,000,000 require reserves of 12 months PITI.

•

No cash-out limit.

No Ratio/Verified Assets: Alt-A/Advantage Program						No Doc (NINA): Alt-A/Advantage

Owner Occupied Purchase/Rate-Term						Owner Occupied Purchase/Rate-Term/Cash-Out
(I/O min 0X30 mortgage/rental history last 12 months)						(I/O min 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units
700	700	80	80	2,000K	1–2	700	700	70	70	2,000K	1–2
680	680	80	80	1,500K	1–2	680	680	75	75	1,500K	1–2
660	680	90	100	1,000K	1–2	700	700	90	90	1,000K	1–2
640	660	80	80	1,000K	1–2	660	660	80	80	1,000K	1–2
660	660	90	100	750K	1–4	660	660	90	90	750K	1–4
620	660	90	90	750K	1–4	660	660	95	95	500K, No C/O 3–4	1–4
640	660	95	100	500K	1–4
620	660	95	95	500K	1–4

Owner Occupied Cash-Out

Non-Owner Occupied Purchase/Rate-Term

(I/O min 0X30 mortgage/rental history last 12 months)

(I/O min 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units
700	700	80	80	2,000K	1–2	660	660	80	80	1,000K	1
680	680	80	80	1,500K	1–2	660	660	90	90	750K	1
660	680	90	100	1,000K	1–2	660	660	95	95	500K	1
620	660	90	90	750K	1–4
620	660	95	95	500K	1–4

Second Home Purchase/Rate-Term

Non-Owner Occupied Cash-Out

(I/O min 0X30 mortgage/rental history last 12 months)

(I/O Not Available)

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units
700	700	80	80	2,000K	1	700	80	80	1,000K	1
680	680	80	80	1,500K	1	680	90	90	750K	1-2
660	660	90	90	1,000K	1	680	95	95	500K	1-4
620	660	90	90	750K	1
620	660	95	95	500K	1

Non-Owner Occupied Purchase/Rate-Term/Cash-Out

(I/O min 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units
700		70	70	2,000K	1-2
680		75	75	1,500K	1-2
660		90	90	1,000K	1-2
640		90	90	750K	1-2
640		95	95	500K	1-4

•

Foreign Nationals N/A at this documentation level.

•

Loan amounts between $1,000,000<=$2,000,000 require reserves of six months PITI.

•

Loan amounts>$2,000,000 require reserves of 12 months PITI.

•

Condotels are limited to a max LTV/CLTV of 80%/N/A on Jumbo and Seconds.

•

UBS second mortgage minimum is $15,000, maximum is $300,000.

•

40-Year Amortization Not Available on No Ratio/Verified Assets Product.

•

Second homes limited to one unit only.

•

No cash-out limit.

Stated Income/Stated Assets: Alt-A/Advantage Program

Owner Occupied Purchase/Rate-Term

(I/O 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	700	80	80	2,000K	1–2	45
680	680	80	80	1,500K	1–2	45
660	660	90	100	1,000K	1–2	50
620	660	90	90	750K	1–4	50
620	660	95	95	500K	1–4	50

Owner Occupied Cash-Out

(I/O 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	700	80	80	2,000K	1–2	45
680	680	80	80	1,500K	1–2	45
660	660	90	100	1,000K	1–2	50
620	660	90	90	750K	1–4	50
620	660	95	95	500K	1–4	50

Second Home Purchase/Rate-Term/Cash-Out

(I/O 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	700	75	75	2,000K	1	45
700	700	80	80	1,500K	1	45
660	660	80	90	1,000K	1	50
620	660	90	90	750K	1	50
620	660	95	95	500K	1	50

Non-Owner Occupied Purchase/Rate-Term

(I/O min 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	720	70	70	2,000K	1–2	45
700	720	75	75	1,500K	1–2	45
660	680	80	90	1,000K	1–4	50
680	700	90	90	750K	1–4	50
620	660	80	80	750K	1–4	50
680	680	95	95	500K	1–4	50

Non-Owner Occupied Cash-Out

(I/O min 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	720	70	70	2,000K	1–2	45
700	720	75	75	1,500K	1–2	45
660	680	80	80	1,000K	1–2	50
680	700	90	90	750K	1–2	50
620	660	80	80	750K	1–4	50
680	680	95	95	500K	1–4	50

•

40-year amortization product requires the “I/O credit Score” in grids; however, I/O feature is not available on 40-year product. 40-year available for fixed-rate loans only, and is not allowed on investment properties.

•

Second homes limited to one unit only.

•

Foreign Nationals N/A at this documentation level.

•

Condotels are limited to a max LTV/CLTV of 80%/N/A on Jumbo and Seconds.

•

UBS second mortgage minimum is $15,000, maximum is $300,000.

•

Loan amounts>$2,000,000 require reserves of 12 months PITI.

•

Loan amounts between $1,000,000<=$2,000,000 require reserves of six months PITI.

•

No cash-out limit.

UBS Home Finance

One Loan Program

Full Doc: One Loan Program

Owner Occupied Purchase/Rate-Term

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units	DTI
700	700	100	1,000K	1	50
680	680	90	1,000K	1	50
680	680	95	800K	4	50
680	680	95	750K	1–4	50
680	680	100	750K	1	50
660	660	90	800K	4	50
660	660	95	650K	1–4	50
660	660	100	650K	1	50
620	640	90	750K	1–4/CP	50
620	640	95	550K	1–4	50
620	640	100	400K	1	50

Owner Occupied Cash-Out

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units	DTI
700	700	100	650K	1	50
620	640	90	750K	1–4	50
620	640	95	500K	1–4	50

Second Home Purchase/Rate-Term

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units	DTI
680	680	100	750K	1	50
680	680	95	750K	1	50
620	640	90	750K	1	50
660	660	100	650K	1	50
620	640	95	500K	1	50
620	640	100	400K	1	50

Second Home Cash-Out

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units	DTI
620	640	90	750K	1	50
620	640	95	500K	1	50

Non-Owner Occupied Purchase/Rate-Term

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units	DTI
680	680	90	800K	4	50
620	640	90	650K	1–4	50
620	640	95	500K	1–4	50

Non-Owner Occupied Cash-Out

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units	DTI
620	640	90	500K	1–4	50

•

No secondary financing permitted

•

40-Year Amortization product requires the “I/O credit Score” in grids; however, I/O features is not available on 40-year product. 40–year available for fixed-rate loans only, and is not allowed on investment properties.

•

C/P=Construction Perm

•

• No cash-out limit.

Stated Income/Verified Assets: One Loan Program

Owner Occupied Purchase/Rate-Term

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units	DTI
720	720	90	750K(C/P)	1	50
700	700	100	750K	1	50
680	680	100	500K	1	50
620	640	90	750K	1–4	50
620	640	95	500K	1–4	50

Owner Occupied Cash-Out

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units	DTI
620	640	90	750K	1–4	50
620	640	95	500K	1–4	50

Second Home Purchase/Rate-Term

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units	DTI
680	680	100	500K	1	50
620	640	90	750K	1	50
620	640	95	500K	1	50

Second Home/Cash-Out

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units	DTI
620	640	90	750K	1	50
620	640	95	500K	1	50

Non-Owner Occupied Purchase/Rate-Term/Cash-Out

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units	DTI
660	660	95	500K N/A for CO	1–4	50
620	640	90	500K	1–2	50

Owner Occupied Purchase/Rate-Term

 (I/O 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units	DTI
720	720	90	750K(C/P)	1	50
700	700	100	750K	1	50
680	680	100	500K	1	50
620	640	90	750K	1–4	50
620	640	95	500K	1–4	50

Owner Occupied Cash-Out

(I/O min 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units	DTI
620	640	90	750K	1–4	50
620	640	95	500K	1–4	50

Second Home Purchase/Rate-Term/Cash-Out

(I/O min 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units	DTI
680	680	100	500K	1	50
620	640	90	750K	1	50
620	640	95	500K	1	50

Non-Owner Occupied Purchase/Rate-Term/Cash-Out

(I/O min 0X30 mortgage/rental history last 12 months)

Credit Score	Max LTV/CLTV	Max Loan Amount	Units	DTI
660	95	500K N/A for C/O	1–4	50
620	90	500K	1–2	0

•

No secondary financing permitted.

•

40-Year Amortization product requires the “I/O credit Score” in grids; however, I/O features is not available on 40-year product. 40-year available for fixed-rate loans only, and is not allowed on investment properties.

•

C/P=Construction Perm.

•

No cash-out limit.

No Ratio/Verified Assets: One Loan

Owner Occupied Purchase/Rate-Term

(I/O min 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units
620	660	90	750K	1–4
620	660	95	500K	1–4

Owner Occupied Cash-Out

(I/O 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units
620	660	90	750K	1–4
620	660	95	500K	1–4

Second Home Purchase/Rate-Term/Cash-Out

(I/O min 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units
620	660	90	750K	1
620	660	95	500K	1

No DOB (NINA): One Loan

Owner Occupied Purchase/Rate-Term/Cash-out

(I/O min 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units
660	680	90	750K	1–4
660	80	95	500K	1–4

Second Home Purchase/Rate-Term/Cash-Out

(I/O 0X30 mortgage/rental history last 12 months)

Credit Score	I/O Score	Max LTV/CLTV	Max Loan Amount	Units
660	80	95	500K	1

•

No secondary financing permitted.

•

40-Year Amortization product requires the “I/O credit Score” in grids; however, I/O features is not available on 40-year product. 40–year available for fixed-rate loans only, and is not allowed on

•

investment properties.

•

C/P=Construction Perm.

•

No cash-out limit.

UBS Home Finance

Super Jumbo Program

Full Doc: Super Jumbo Program

Owner Occupied Purchase/Rate-Term/Refinance

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
720	720	65	65	3,500K	1–2	35
720	720	70	70	3,000K	1–2	40
720	720	70	70	2,500K	1–2	40

Owner Occupied Cash-Out

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
720	720	65	65	3,000K/Max 500K C/O	1–2	40
720	720	70	70	2,500K/Max 400K C/O	1–2	40

Second Home Purchase/Rate-Term

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
720	720	65	65	3,000K	1	40
720	720	70	70	2,500K	1	40

Second Home Cash-Out

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
720	720	60	60	3,000K/Max 500K C/O	1	40
720	720	65	65	2,500K/Max 400K C/O	1	40

•

Foreign Nationals are not eligible.

•

24 months minimum mortgage history/0X30 last seven years.

•

Six months seasoning required for refinance.

•

No BK/Foreclosure last 10 years.

•

Loan amount > $2,000,000 requires reserve of 12 months PITI

Stated Income/Verified Assets: Super Jumbo Program

Owner Occupied Purchase/Rate-Term/Refinance

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
720	720	60	60	3,500K	1–2	35
720	720	65	65	3,000K	1–2	40
720	720	65	65	2,500K	1–2	40

Owner Occupied Cash-Out

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
720	720	65	65	3,000K/Max 500K C/O	1–2	40
720	720	65	65	2,500K/Max 400K C/O	1–2	40

Second Home Purchase/Rate-Term

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
720	720	60	60	3,000K	1	40
720	720	60	65	2,500K	1	40

Second Home Cash-Out

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
720	720	60	60	3,000K/Max 500K C/O	1	40
720	720	65	60	2,500K/Max 400K C/O	1	40

•

Foreign Nationals are not eligible.

•

24 months minimum mortgage history/0X30 last seven years.

•

Six months seasoning required for refinance.

•

No BK/Foreclosure last 10 years.

•

Loan amount > $2,000,000 requires reserve of 12 months PITI

UBS Home Finance

Jumbo/Traditional Program

Full Doc: Jumbo/Traditional Program

Owner Occupied Purchase/Rate-Term

Second Home Cash-Out

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
720	720	75	75	2,000K	1-2	40	720	720	65	65	1,500K/Max 350 K C/O	1	45
680	680	65	65	2,000K	1-2	40	720	720	70	70	1,000K/Max 350 K C/O	1	45
700	700	80	80	1,500K	1-2	45	660	660	60	60	1,000K/Max 350 K C/O	1	45
660	660	75	80	1,500K	1-2	45	700	700	80	80	750K/Max 250 K C/O	1	45
620	660	90	90	1,000K	1-2	45	620	640	70	70	750K/Max 250 K C/O	1	45
620	640	90	90	750K	1-2	50	620	640	80	80	500K/Max 150 K C/O	1	45
620	640	95	95	500K	1-2	50

Owner Occupied Cash-Out

Non-Owner Occupied Purchase/Rate-Term

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
720	720	70	70	2,000K/Max 350 K C/O	1-2	40	720	720	70	70	2,000K	1	40
680	680	65	65	2,000K/Max 350 K C/O	1-2	40	680	680	60	60	2,000K	1	40
720	720	80	80	1,500K/Max 350 K C/O	1-2	45	720	720	75	75	1,500K	1	45
660	660	75	80	1,500K/Max 350 K C/O	1-2	45	720	720	80	80	1,000K	1	45
700	700	80	80	1,000K/Max 350 K C/O	1-2	45	620	640	70	80	1,000K	1	45
620	640	75	75	1,000K/Max 350 K C/O	1-2	45	700	700	80	90	750k	1	45
620	640	80	90	750K/Max 250 K C/O	1-2	50	620	640	75	90	750K	1	45
620	640	90	90	500K/Max 150 K C/O	1-2	50	620	640	90	90	500K	1	45

Second Home Purchase/Rate-Term

Non-Owner Occupied Cash-Out

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
720	720	70	70	2,000K	1	40	720	720	70	80	1,000K/Max 350 K C/O	1	45
680	680	60	60	2,000K	1	40	660	680	60	70	1,000K/Max 350 K C/O	1	45
720	720	75	75	1,500K	1	45	700	700	80	80	750K/Max 250 K C/O	1	45
660	660	70	70	1,500K	1	45	620	660	70	80	750K/Max 250 K C/O	1	45
720	720	80	80	1,000K	1	45	620	640	80	80	500K/Max 150 K C/O	1	45
620	640	70	80	1,000K	1	45
700	700	80	90	750K	1	45
620	640	75	90	750K	1	45
620	640	90	90	500K	1	45

•

40-year amortization product requires the “I/O Score” in grids; however, I/O feature is not available on 40-year product. 40-year available for fixed-rate loans only, and is not allowed on investment properties.

•

Second homes limited to one unit only.

•

Loan amounts between $1,000,000<=$2,000,000 require reserves of six months PITI.

•

Loan amounts>$2,000,000 require reserves of 12 months PITI.

•

Foreign Nationals restricted to second homes and NOO/Max LTV/CLTV is 80%/80%/one unit/No C/O.

•

Condotels are limited to a max LTV/CLTV of 80%/N/A on Jumbo and Seconds.

•

UBS second mortgage minimum is $15,000, maximum is $300,000.

Stated Income/Verified Assets: Jumbo/Traditional Program

Owner Occupied Purchase/Rate-Term

Second Home Cash-Out

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
720	720	70	70	2,000K	1–2	40	720	720	60	60	1,500K/Max 350 K C/O	1	40
680	680	60	60	2,000K	1–2	40	720	720	70	70	1,000K/Max 350 K C/O	1	40
720	720	75	75	1,500K	1–2	40	660	660	60	60	1,000K/Max 350 K C/O	1	40
660	660	65	65	1,500K	1–2	40	720	720	80	80	750K/Max 250 K C/O	1	40
700	700	75	75	1,000K	1–2	40	660	680	70	70	750K/Max 250 K C/O	1	40
620	640	70	70	1,000K	1–2	40	660	680	80	80	500K/Max 100 K C/O	1	40
700	700	80	90	750K	1–2	40
620	640	75	75	750K	1–2	40
620	640	80	90	500K	1–2	40

Owner Occupied Cash-Out

Non-Owner Occupied Purchase/Rate-Term

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
680	680	60	60	2,000K/Max 350 K C/O	1–2	40	720	720	80	80	1,000K	1	40
720	720	75	75	1,500K/Max 350 K C/O	1–2	40	660	680	60	70	1,000K	1	40
660	660	65	65	1,500K/Max 350 K C/O	1–2	40	720	720	80	80	750K	1	40
700	700	75	75	1,000K/Max 350 K C/O	1–2	40	660	680	70	80	750K	1	40
620	640	70	70	1,000K/Max 350 K C/O	1–2	40	660	680	80	80	500K	1	40
700	700	80	90	750K/Max 250 K C/O	1–2	40
620	640	75	75	750K/Max 250 K C/O	1–2	40
620	640	80	80	500K/Max 150 K C/O	1–2	40

Second Home Purchase/Rate-Term

Non-Owner Occupied Cash-Out

Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	I/O Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
720	720	65	65	1,500K	1	40	700	700	60	60	1,000K/Max 300 K C/O	1	45
720	720	70	70	1,000K	1	40	700	700	75	75	750K/Max 100 K C/O	1	45
660	660	60	70	1,000K	1	40	660	680	65	65	750K/Max 200 C/O	1	50
700	700	80	80	750K	1	40	660	660	70	70	500K/Max 100 K C/O	1	50
620	640	70	80	750K	1	40
620	640	75	80	500K	1	40

•

Foreign Nationals N/A.

•

Condotels are limited to a max LTV/CLTV of 80%, N/A on Jumbos and Seconds.

•

40-year amortization product requires the “I/O Score” in grids; however, I/O feature is not available on 40-year product. 40-year available for fixed-rate loans only, and is not allowed on investment properties.

•

UBS second-mortgage minimum is $15,000, maximum is $300,000.

•

Second homes limited to one unit only.

•

Loan amounts between $1,000,000<=$2,000,000 require reserves of six months PITI.

•

Loan amounts>$2,000,000 require reserves of 12 months PITI.

UBS Home Finance

Monthly Option ARM Program

Full Doc: Monthly Option ARM Program

Owner Occupied Purchase/Rate-Term

Second Home Cash-Out

Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	70	70	2,000,000	1–4	45	700	70	70	2,000,000	1	45
700	75	80	1,500,000	1–4	45	700	75	75	1,500,000	1	45
680	80	90	1,000,000	1–4	45	680	75	80	1,000,000	1	45
640	90	95	750,000	1-2	45	660	90	90	750,000	1	45
680	90	90	750,000	3–4	45	660	90	90	500,000	1	45
640	95	95	500,000	1–2	45
680	90	90	500,000	3–4	45

Owner Occupied Cash-Out:  1-2 Units Only

Non-Owner Occupied Purchase/Rate-Term

Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	70	70	2,000,000	1–2	45	700	70	70	2,000,000	1–2	45
700	75	75	1,500,000	1–2	45	700	75	75	1,500,000	1–2	45
680	80	80	1,000,000	1–2	45	700	80	80	1,000,000	1–2	45
660	90	90	750,000	1–2	45	700	90	90	750,000	1–2	45
640	90	90	500,000	1–2	45	700	80	80	750,000	3–4	45
						700	90	90	500,000	1–2	45
						700	80	80	500,000	3–4	45

Second Home Purchase/Rate-Term

Non-Owner Occupied Cash-Out

Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	70	70	2,000,000	1	45	700	65	65	2,000,000	1–2	40
700	75	75	1,500,000	1	45	700	70	70	1,500,000	1–2	40
680	75	80	1,000,000	1	45	700	75	75	1,000,000	1–2	40
660	90	90	750,000	1	45	680	80	80	750,000	1–2	40
660	95	95	500,000	1	45	700	80	80	750,000	3–4	40
						680	80	80	500,000	1–2	40
						700	80	80	500,000	3–4	40

•

UBS does not provide secondary financing on Option ARMs.

•

Loan Amount between $1,000,000<= $2,000,000 inclusively, require reserves of six months PITI.

•

Condotels are limited to a max LTV/CLTV of 80%/N/A on Jumbo and Seconds.

Cash-Out Limits: • 55% LTV or less: Unlimited. • 55.01% to 80% LTV: $500,000. • 80.01% LTV or greater: $325,000.

Stated Income/Verified Assets: Monthly Option ARM Program

Owner Occupied Purchase/Rate-Term

Second Home Cash-Out

Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	70	70	2,000,000	1–2	45	700	70	70	1,500,000	1	45
700	75	80	1,500,000	1–2	45	680	75	75	1,000,000	1	45
680	75	90	1,000,000	1–2	45	680	75	75	750,000	1	45
660	90	90	750,000	1–4	45	660	90	90	500,000	1	45
660	90	95	500,000	1–2	45
680	90	90	500,000	3–4	45

Owner Occupied Cash-Out

Non-Owner Occupied Purchase/Rate-Term

Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	70	70	2,000,000	1–2	45	700	65	65	2,000,000	1–2	40
700	75	75	1,500,000	1–2	45	700	70	70	1,500,000	1–2	40
680	75	75	1,000,000	1–2	45	700	75	75	1,000,000	1–2	40
660	80	90	750,000	1–2	45	700	80	80	750,000	1–4	40
660	90	90	500,000	1–2	45	700	90	90	500,000	1–2	40
						700	80	80	500,000	3–4	40

Second Home Purchase/Rate-Term

Non-Owner Occupied Cash-Out

Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	70	70	1,500,000	1	45	700	65	65	2,000,000	1–2	40
680	75	75	1,000,000	1	45	700	70	70	1,500,000	1–2	40
660	80	80	750,000	1	45	700	75	75	1,000,000	1–2	40
660	90	90	500,000	1	45	700	80	80	750,000	1–2	40
						700	75	75	750,000	3–4	40
						700	80	80	500,000	1–2	40
						700	75	75	500,000	3–4	40

•

UBS does not provide secondary financing on Option ARMs.

•

Foreign Nationals and Non Permanent Residents are not applicable at this documentation level.

•

Loan Amount between $1,000,000<= $2,000,000 inclusively, require reserves of six months PITI.

Cash-Out Limits: • 55% LTV or less: Unlimited. • 55.01% to 80% LTV: $500,000. • 80.01% LTV or greater: $325,000.

Stated Income/Stated Assets: Monthly Option ARM Program

Owner Occupied Purchase/Rate-Term

Second Home Purchase/Rate-Term

Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	70	70	1,500,000	1–2	45	700	70	70	1,500,000	1	45
700	70	85	1,000,000	1–2	45	700	70	75	1,000,000	1	45
680	85	85	750,000	1–2	45	680	80	80	750,000	1	45
680	85	90	500,000	1–2	45	680	85	90	500,000	1	45

Owner Occupied Cash-Out

Second Home Cash-Out

Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI	Credit Score	Max LTV	Max CLTV	Max Loan Amount	Units	DTI
700	70	70	1,500,000	1–2	45	700	70	70	1,500,000	1	45
700	70	75	1,000,000	1–2	45	700	70	75	1,000,000	1	45
680	80	85	750,000	1–2	45	680	75	75	750,000	1	45
680	85	90	500,000	1–2	45	680	85	90	500,000	1	45

•

UBS does not provide secondary financing on Option ARMs.

•

Foreign Nationals and Non Permanent Residents are not applicable at this documentation level.

•

Loan Amount between $1,000,000<= $2,000,000 inclusively, require reserves of six months PITI.

Cash-Out Limits: • 55% LTV or less: Unlimited. • 55.01% to 80% LTV: $500,000. • 80.01% LTV or greater: $325,000.